Available-for-Sale Securities - Available-for-Sale Securities Debt Maturities Market Value (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Sep. 30, 2019
Debt Securities, Available-for-sale, Fair Value, Fiscal Year Maturity [Abstract]
Due within one year	$ 558,633
1 to 2 years	0
2 to 3 years	752
3 to 4 years	0
Thereafter	0
Total	$ 559,385	$ 69,370